UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2023

Virpax Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40064	82-1510982
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1055 Westlakes Drive, Suite 300

Berwyn, PA 19312

(Address of principal executive offices, including zip code)

(610) 727-4597

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol	Name of Each Exchange on which Registered
Common Stock, par value $0.00001 per share	VRPX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On December 28, 2023, Virpax Pharmaceuticals, Inc. (the “Company”) held a special meeting (the “Special Meeting”). At the Special Meeting the Company’s stockholders voted on three (3) proposals and votes were cast as described below. The matters below are described in detail in the Definitive Proxy Statement, which was filed with the Securities and Exchange Commission on December 7, 2023.

Proposal No. 1 — The stockholders approved an amendment to the Company’s Certificate of Incorporation to effect a reverse stock split with respect to the Company’s issued and outstanding common stock, at a ratio of 1-for-2 to 1-for-20 (the “Range”), with the ratio within such Range to be determined at the discretion of the Board and included in a public announcement.  The results of the voting for this approved proposal were as follows:

For	Against	Abstain	Broker Non-Votes
6,502,615	804,054	8,625	0

Proposal No. 2 — The stockholders did not approve the amendment to the Company’s 2022 Equity Incentive Plan to increase the number of shares and to increase the evergreen provision percentage. The results of the voting for this approved proposal were as follows:

For	Against	Abstain	Broker Non-Votes
1,435,378	3,637,350	4,811	2,237,755

Proposal No. 3 — The stockholders did not approve the adjournment of the 2023 Special Meeting to a later date or date, if necessary, to permit further solicitation and vote of proxies in the event there are not sufficient votes in favor of Proposal Number 1 and/or Proposal Number 2, based on the votes set forth below. The results of the voting for this approved proposal were as follows:

For	Against	Abstain	Broker Non-Votes
3,336,183	3,945,949	33,161	0

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRPAX PHARMACEUTICALS, INC.

Dated: December 29, 2023	By:	/s/ Gerald Bruce
Gerald Bruce
Chief Executive Officer

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